Exhibit 99.1

JOINT FILING AGREEMENT

This JOINT FILING AGREEMENT, dated as of August 11, 2014, is entered into by and among Cam Investment Cayman Holdings L.P., Cam Investment Cayman Holdings GP Inc., Hybrid GP Holdings LLC, FIG LLC, Fortress Operating Entity I LP, FIG Corp., and Fortress Investment Group LLC.  Each of the above are collectively referred to herein as the “Parties” and each individually as a “Party.”  Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, the Parties hereby acknowledge and agree that the Statement on Schedule 13D is filed on behalf of each such Party and that all subsequent amendments to the Statement on Schedule 13D shall be filed on behalf of each of the Parties without the necessity of executing or filing additional joint filing agreements. The Parties hereby acknowledge that each Party shall be responsible for timely filing of such amendments, and for the completeness and accuracy of the information concerning such Party contained therein, but shall not be responsible for the completeness and accuracy of the information concerning any other Party, except to the extent that such Party knows or has reason to believe that such information is inaccurate.

[Signature pages follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Joint Filing Agreement as of the day and year first above written.

CAM INVESTMENT CAYMAN HOLDINGS L.P.

By:	CAM INVESTMENT CAYMAN HOLDINGS GP INC. Its general partner

By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias
Title:	President

CAM INVESTMENT CAYMAN HOLDINGS GP INC.

By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias
Title:	President

HYBRID GP HOLDINGS LLC

By:	FORTRESS OPERATING ENTITY I LP Its sole managing member

By:	FIG CORP. Its general partner

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Secretary

FIG LLC

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Secretary

FORTRESS OPERATING ENTITY I LP

By:	FIG CORP. Its general partner

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Secretary

FIG CORP.

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Secretary

FORTRESS INVESTMENT GROUP LLC

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Secretary